Exhibit 99.1

Credit Suisse 16th Annual Chemical Conference September 2007

Safe Harbor Language This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2006 Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Seifi Ghasemi, Chairman & CEO Seifi Ghasemi has been Chairman and Chief Executive Officer of Rockwood Holdings, Inc. and Rockwood Specialties Group, Inc. since November 2001. From 1997 to 2001 he was with GKN PLC, a $6.0 billion per year global industrial company. He served as a Director of the Main Board of GKN PLC and was Chairman and Chief Executive Officer of GKN Sinter Metals, Inc. and Hoeganes Corporation. Before that, for 18 years, Mr. Ghasemi was with the BOC Group PLC, a $7 billion per year global industrial gas company. He was a Director of the Main Board of the BOC Group PLC; President of BOC Americas and Chairman and Chief Executive Officer of BOC Process Plants, Ltd. and Cryostar. Mr. Ghasemi has a M.S. in mechanical engineering from Stanford University.

Started as a leveraged buyout in 2001 Went public in August 2005 (NYSE-ROC) A specialty chemical and advanced materials company LTM sales of $3.1B and adjusted EBITDA of $599M High EBITDA margin of 19%+ Leading global market position Strong cash flow Limited exposure to raw materials and energy price volatility Management owns 6% of the company

Rockwood Business Sectors Advanced Materials Pigments & Additives Specialty Chemicals LTM 6/30/07 Financials: Continuing Operations Only ($ in millions) Performance Additives TiO2 Pigments Electronics Advanced Ceramics Specialty Compounds Net Sales: $997 Adj. EBITDA: 239 % Margin: 24.0% Net Sales: $1,233 Adj. EBITDA: 225 % Margin: 18.3% Net Sales: $685 Adj. EBITDA: 151 % Margin: 22.0% Net Sales: $211 Adj. EBITDA: 36 % Margin: 17.2% Note: Adjusted EBITDA of $599 million includes $52 million of corporate costs. $461 89 19.3% $772 136 17.6% $262 33 12.7% $423 117 27.7% Net Sales: Adj. EBITDA: % Margin: Net Sales: $3,126 Adjusted EBITDA: 599 % Margin: 19.2%

Largest Global Producer of Lithium Products Specialty Chemicals (Chemetall) (1) Represents percentage of total Adjusted EBITDA before corporate costs. 37% (1) Brine Evaporating Ponds in Chile Pharmaceutical Batteries

Specialty Chemicals (Chemetall) (1) Represents percentage of total Adjusted EBITDA before corporate costs. 37% (1) Second Largest Global Producer of Products & Services for Metal Processing

Pigments & Additives (1) Represents percentage of total Adjusted EBITDA before corporate costs. TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Timber Treatment Clay-Based Additives 35% (1)

Ceramics – Piezo Applications 23% (1) (1) Represents percentage of total Adjusted EBITDA before corporate costs. Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical Advanced Materials

Attractive Global Businesses in Diversified End-Markets 2006 Net Sales by End Market Total : $3.0 billion Consumer Products 5% Environmental 2% Specialty Coatings 3% Metal Treatment & General Industrial 14% Life Sciences 7% Others 6% Automotive 16% Paper 3% Electronics & Telecommunication 15% Chemicals & Plastics 13% Construction 16%

Attractive Global Businesses in Diversified End-Markets 2006 Net Sales by Geography North America 34% Europe 49% Other 17%

Attractive Customer Profile Top 10 customers < 10% of 2006 net sales Largest customer < 2.0% of 2006 net sales Largest end market approximately 16% of 2006 net sales Unique product positioning Small portion of customers’ costs but critical to performance of their products Customized to meet customers’ specific needs Technical complexity and application know-how Supplier change requires extensive trials, stringent quality assurance processes, regulatory and internal protocol compliance Favorable Market Dynamics High Customer Switching Costs

Inorganic Raw Material Base with Limited Exposure to Energy Prices Energy purchases account for approximately 3% of 2006 net sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 9.7% of 2006 net sales Raw Material Position Energy Exposure Titanium-bearing slag Titanium Dioxide Pigments 1.7% Copper Performance Additives 1.5% Zinc / Zinc Oxide Specialty Chemicals / Titanium Dioxide Pigments, Performance Additives 0.9% Monoethanolamine Performance Additives 0.9% Plasticizer Specialty Compounds 0.9% Iron Oxide Performance Additives 0.9% PVC Resin Specialty Compounds 0.8% Quaternary Amines Performance Additives 0.7% AOM Specialty Compounds 0.8% Molybdenum Specialty Chemicals 0.7% Total 9.7% RAW MATERIAL BUSINESS % OF 2006 NET SALES

Transformation of Rockwood – 2001 to 2007 19.2 599 $3,126 LTM to June 2007 18.9 140.4 $742.6 2001 % Adjusted EBITDA Sales

LTM 6/30/07 net sales. Continuing operations only. ($ in millions) 2000 Formation of Rockwood Strong product and technology platform Corporate orphan with untapped growth potential 2001 Impacted by economic downturn Hires Seifi Ghasemi and Bob Zatta 2002 New strategic initiatives Culture change Sets up metrics Productivity, cost reduction, accountability and capital discipline 2003 Positive impact from strategic initiatives Elimination of bureaucracy Shifts focus to growth 2004 Acquires Dynamit Nobel Seamless integration of the two businesses 2005 IPO – all primary Delevers balance sheet Continued focus on cash flow generation Organic and bolt-on acquisition-driven growth 2006 – Present Reduces portfolio complexity Further delevers balance sheet Strategic alliances and cash-accretive acquisitions Rockwood Today Sales(1): $3.1 billion We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. Net Sales The Rockwood History – Transformation Through Growth $500 $850 $1,200 $1,550 $1,900 $2,250 $2,600 $2,950 $3,300 Jan 00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 December 31, 2006

Transformation of Rockwood – 2001 to 2007 13 Acquisitions 3 Divestitures Organic growth Focused strategy Consistent management philosophy Cultural transformation

Corporate Strategy Assemble a collection of self-sufficient, highly focused and accountable business units with the following characteristics: Global market leadership Technology leadership High margins Limited exposure to raw materials and energy price changes Adoption of a common culture throughout the company Customer focused Cash generation Commitment to excellence

Management Philosophy Small corporate center Minimum layers of management Performance evaluated using world class, detailed operating metrics Short-term incentive plan based on Adjusted EBITDA Long-term equity incentive plan for key employees On-site communication and motivation of all employees

Our Record for the Past 6 Years Successfully executed our strategy Delivered the financial performance we had promised Significantly delevered our balance sheet (current net debt/LTM EBITDA of 3.9)

Net Sales Adjusted EBITDA Note: Reflects sale of Groupe Novasep. 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. Margin: 19.7% 19.0% 18.6% 18.9% 18.6% 19.2% ($ in millions) CAGR: 12.2% CAGR: 10.6% Continuing Operations Only Rockwood Growth History $3,126 $2,975 $2,742 $2,574 $2,183 $1,874 2002 PF 2003 PF 2004 PF 2005 2006 LTM 6/30/07 $599 $370 $415 $479 $519 $553 2002 PF 2003 PF 2004 PF 2005 2006 LTM 6/30/07

Net Debt/LTM Adjusted EBITDA 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07

Moving Forward

Moving Forward Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus Portfolio Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation

Moving Forward Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus On Growth & Productivity Organic growth: +5% per year Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year

Compelling Organic Growth Platforms Specialty Chemicals A leading global producer in a growing $2+ billion market Expanding footprint in Asia Pacific region: $700+ million market growing at 15%+/year Mid-sized customer gains in general industrial market Synthetic sulfides applications Aerospace market: 2-3x GDP growth #1 globally Favorable industry and cost structure Energy storage –high performance batteries Lithium specialties in new, high potential pharma compounds Competitive Position Growth Drivers Lithium Surface Treatment

Compelling Organic Growth Platforms (Cont'd)

Pigments & Additives

	Growth Drivers	Competitive Position
TiO_2 Specialties	▸ Anatase TiO_2 for Asian synthetic fiber producers ▸ Nano-applications	▸ A leading global producer
Color Pigments	▸ Iron oxide pigments for decorative stone ▸ Solaplex-environmentally friendly pigments for highway paints	▸ #3 globally ▸ #1 in North America construction
Wood Treatment	▸ Next-generation organic timber preservatives ▸ Geographic expansion in Asia, Latin America and Eastern Europe	▸ #3 globally ▸ Viance JV with Rohm & Haas ▸ Estimated market size: $1.4 billion
Clay-Based Additives	▸ Rheological additives for water-based coatings ▸ Nanoclays to enhance composite properties in plastic and rubber compounds	▸ A leading global producer

ROCKWOOD HOLDINGS, INC. 25

Compelling Organic Growth Platforms (Cont’d) Advanced Materials #1 globally in ceramic components for hip joint prostheses systems #1 in Europe in cutting tools Sole producer of advanced ceramic ball and cup hip joints Ceramic components for artificial knee joints in test for Europe High-performance ceramic substrates for electronics Piezo-electronics and specialized components for high-end automotive applications Ceramics Competitive Position Growth Drivers

Moving Forward Improve Financial Ratios Debt to Adjusted EBITDA of 3.5x EPS growth of +15% per year

Moving Forward Invest in the Business Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales

Moving Forward Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation Organic growth: +5% per year Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year Debt to Adjusted EBITDA of 3.5x EPS growth of +15% per year Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales We have established a reputation for profitable growth and successful and timely implementation of strategic goals.

Rockwood Performance – First Half 2007* +16.5% 279.2 325.2 Adjusted EBITDA +10.1% $1,495.6 $1,646.8 Sales % First Half 2006 ($M) First Half 2004 ($M) *For details please refer to Rockwood results posted on our web site: www.rocksp.com

Focused on Organic Growth and Productivity